Exhibit 10.1

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment”) is entered into as of March 6, 2018 between AMBER ROAD, INC., a Delaware corporation (the “Borrower”), and KEYBANK NATIONAL ASSOCIATION (the “Lender”).
RECITALS:

A.    The Borrower and the Lender are parties to the Credit Agreement, dated as of March 4, 2015 (as amended by that certain Amendment No. 1 to Credit Agreement dated as of November 5, 2015 and that certain Amendment No. 2 to Credit Agreement dated as of February 15, 2017 and as the same may from time to time be further amended, restated or otherwise modified, the “Credit Agreement”).
B.    The Borrower and the Lender desire to amend the Credit Agreement to modify certain provisions thereof.
AGREEMENT:

In consideration of the premises and mutual covenants herein and for other valuable consideration, the Borrower and the Lender agree as follows:
Section 1. Definitions. Unless otherwise defined herein, each capitalized term used in this Amendment and not defined herein shall be defined in accordance with the Credit Agreement.
Section 2.     Amendment.
2.1    Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended as follows:
(i)    By amending and restating the definition of “Quick Liabilities” in its entirety as follows:
““Quick Liabilities” means all obligations of the Borrower that are or should be required under GAAP to be classified as current liabilities on the consolidated balance sheet of the Borrower, including without limitation, the then current portion of the Term Loan facility (other than the scheduled repayment of the Term Loan due on December 31, 2019 as set forth in Section 2.11(b) and any scheduled repayment of Revolving Loans due on December 31, 2019) and the then-current portion of any deferred earn-out obligations under or relating to the Target Acquisition and any other Acquisition.”
Section 3.     Effectiveness.
3.1    Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:
(i)    this Amendment shall have been executed by the Borrower and the Lender and counterparts hereof as so executed shall have been delivered to the Lender.
(ii)    all representations and warranties of the Borrower contained herein, in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties shall have been true and correct in all material respects as of the date when made; and
(iii)    the Lender shall have received all documented out-of-pocket expenses (including reasonable fees and disbursements of counsel to the Lender) in connection with the preparation, negotiation and effectiveness of this Amendment and any other amounts due and payable by the Borrower under the Credit Agreement, in each case, on or prior to the date hereof.
Section 4.     Miscellaneous.
4.1    Representations and Warranties. The Borrower, by signing below, hereby represents and warrants to the Lender that:
(i)    the Borrower has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment;
(ii)    the officer executing this Amendment on behalf of the Borrower has been duly authorized to execute and deliver the same and bind the Borrower with respect to the provisions hereof;
(iii)    the execution and delivery hereof by the Borrower and the performance and observance by the Borrower of the provisions hereof do not violate or conflict with the Organizational Documents of the Borrower or any law applicable to the Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against the Borrower;
(iv)    after giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof;
(v)    to its knowledge, as of the date hereof, the Borrower does not have any claim or offset against, or defense or counterclaim to, any obligations or liabilities of the Borrower under the Credit Agreement or any other Loan Document;
(vi)    this Amendment constitutes a valid and binding obligation of the Borrower in every respect, enforceable in accordance with its terms, except as the enforceability thereof may be limited by Bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies; and
(vii)    each of the representations and warranties set forth in Article 5 of the Credit Agreement is true and correct in all material respects (except that any representations and warranties that are qualified as to materiality or Material Adverse Effect shall be true and correct in all respects) as of the date hereof, except to the extent that any thereof expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of the date when made.
4.2    Credit Agreement Unaffected. Each reference to the Credit Agreement or in any other Loan Document shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.

4.3    Waiver. The Borrower, by signing below, hereby waives and releases the Lender from any and all claims, offsets, defenses and counterclaims outstanding as of the date hereof arising out of or related to the transactions contemplated by this Amendment or any of the other Loan Documents, or any act, omission or event occurring in connection herewith or therewith, other than claims, offsets, defenses and counterclaims arising from the gross negligence or willful misconduct of the Lender, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.
4.4    Entire Agreement. This Amendment, together with the Credit Agreement and the other Loan Documents integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral representations and negotiations and prior writings with respect to the subject matter hereof.
4.5    Counterparts This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
4.6    Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES. TO THE FULLEST EXTENT PERMITTED BY LAW, THE BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK GOVERNS THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS. Any legal action or proceeding with respect to this Amendment or any other Loan Document may be brought in the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof and, by execution and delivery of this Amendment, the Borrower hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Borrower hereby further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Borrower at its address for notices pursuant to Section 9.04 of the Credit Agreement, such service to become effective 30 days after such mailing or at such earlier time as may be provided under applicable law. Nothing herein shall affect the right of the Lender to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrower in any other jurisdiction.
4.7    Venue. The Borrower hereby irrevocably waives any objection that it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Amendment or any other Loan Document brought in the courts referred to in Section 5.6 above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.
4.8    JURY TRIAL WAIVER. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS (INCLUDING, WITHOUT LIMITATION, ANY AMENDMENTS, WAIVERS OR OTHER MODIFICATIONS RELATING TO ANY OF THE FOREGOING), OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND

THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.
[Signature pages follow.]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

AMBER ROAD, INC. as the Borrower

By:	/s/ THOMAS E. CONWAY
Name: Thomas E. Conway
Title: Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT]

KEYBANK NATIONAL ASSOCIATION, as the Lender and LC Issuer

By:	/s/ GEOFF SMITH
Name: Geoff Smith
Title: Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT]